UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

     Date of Report (date of earliest event reported):  SEPTEMBER 7, 2004


                       WAUSAU-MOSINEE PAPER CORPORATION
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                            1244 KRONENWETTER DRIVE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

      On September 7, 2004, the Company announced that it would operate under the name "Wausau Paper" as part of a larger initiative to create unified brand recognition across its three business segments. In connection with this change, the Company's NYSE ticker symbol is scheduled to change to "WPP" effective September 10, 2004.

      Shareholders will be asked to change the legal name of the Company at the April, 2005 annual meeting. Until approved by shareholders, the Company's legal name remains as "Wausau-Mosinee Paper Corporation."

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1  Press release dated September 7, 2004



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  September 7, 2004            By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance





                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                            DATED SEPTEMBER 7, 2004
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




99.1  PRESS RELEASE DATED SEPTEMBER 7, 2004